SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Global Income Builder, Inc.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 25, 2013

To the Stockholders of the above-listed Funds:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds will be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on April 25, 2013 at 10:00 a.m., New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated March 14, 2013:

1. To elect three Directors of each Fund, to hold office for a term of three years and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Directors have fixed the close of business on February 20, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli

Secretary

New York, New York

March 14, 2013

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please authorize your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to

Be Held on April 25, 2013.

This notice, proxy statement and proxy card for each Fund is available at www.proxyvote.com

PROXY STATEMENT

COMBINED PROXY STATEMENT

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC. (“FOF”)

COHEN & STEERS DIVIDEND MAJORS FUND, INC. (‘DVM”)

COHEN & STEERS GLOBAL INCOME BUILDER, INC. (“INB”)

COHEN & STEERS INFRASTRUCTURE FUND, INC. (“UTF”)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC. (“RQI”)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC. (“RNP”)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC. (“PSF”)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 25, 2013

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (the “Boards”) of the above listed entities, each a Maryland corporation (each a “Fund”, and collectively, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on April 25, 2013 at 10:00 a.m., New York City time, and at any adjournments or postponements thereof (collectively, the “Meeting”). In order to attend the meeting in person, shareholders must bring valid photo identification. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or representatives of the Funds’ investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 14, 2013.

In accordance with each Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for such Fund at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting the chairman of the meeting or, the holders of a majority of the shares of each Fund present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes, if any, will have no effect on obtaining the requisite approval of the proposals.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards of Directors have fixed the close of business on February 20, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of February 20, 2013 consisted of:

Fund	Shares of Common Stock
FOF	27,439,099
DVM	12,621,954
INB	23,032,573
RQI	110,098,811
RNP	48,075,534
UTF	85,968,253
RFI	9,567,313
PSF	12,015,045

Each share is entitled to one vote and each fractional share is entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return (or vote by Internet in respect of) each Proxy Card they receive.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received your report or would like to receive an additional copy free of charge, please contact Francis C. Poli, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, at the Meeting, three Directors are nominated to be elected to serve for their respective terms and until their successors are duly elected and qualified. The nominees for Director are Martin Cohen, Richard J. Norman and Frank K. Ross for terms to expire in 2016. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of each Fund’s common stock will have equal voting rights (i.e., one vote per share), and will vote as a single class on the election of Messrs Cohen, Norman and Ross. Each nominee currently serves as Director of each of the twenty funds within the group of funds registered under the Investment Company Act of 1940 (the “Act”) that are managed by Cohen & Steers (the “Cohen & Steers Fund Complex”).

Each Fund’s stockholders initially elected their Board of Directors to staggered terms at the respective Annual Meeting of Stockholders held on:

Funds	Date of stockholder meeting electing Board of Directors to staggered terms
FOF	April 19, 2007
DVM	April 27, 2006
INB	April 17, 2008
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
UTF	April 28, 2005
PSF	April 28, 2011

Accordingly, the term of office of only a single class of Directors will expire in 2013. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of a Fund’s Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for each Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships and affiliations for at least the past five years, are shown below.

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors††

Michael Clark	Age: 47	Director	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	2014	20

Bonnie Cohen***	Age: 70	Director	Consultant. Board member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, Telluride Mountain Film Festival since 2010; Board Member, DC Public Library Foundation since 2012.	Since 2001	2014	20

George Grossman	Age: 59	Director	Attorney-at-Law.	Since 1993	2015	20

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Richard E. Kroon	Age: 70	Director	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	Since 2004	2014		20

Richard J. Norman	Age: 69	Director	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	Since 2001	2016	†	20

Frank K. Ross	Age: 69	Director	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004; Former Board Member of NCRIC Inc. from 2004 to 2005; Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington DC offices from 1977 to 2003.	Since 2004	2016	†	20

C. Edward Ward, Jr.	Age: 66	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004; Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	Since 2004	2015		20

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Interested Directors†††

Martin Cohen***	Age: 64	Director, Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and its parent, CNS. Prior thereto, President of the Advisor.	Since 1991	2016	†	20

Robert H. Steers	Age: 59	Director, Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 1991	2015		20

*	The address of each Director is 280 Park Avenue, New York, NY 10017.
**	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
†	If elected at the Meeting.
††	“Independent Directors” are not “interested persons”, as defined in the Act, of the Funds.
†††	“Interested person,” as defined in the Act, of each Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., each Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers Inc. (“CNS”).

Each Director, except Mr. Clark, has been a Director of the Funds for at least five years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe has prepared them to be effective Directors.

•

Michael Clark - Prior to becoming a Director of various Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to then, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 24 years of investment management and financial services industry experience.

•

Bonnie Cohen - In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year. She has also served in high ranking positions within the federal government for the past 15 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•

George Grossman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contracts Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service provider.

•

Richard E. Kroon - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the Cohen & Steers Fund Complex’s lead Independent Director since 2006, acting as liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of investment and management experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

•

Richard J. Norman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committee since 2004, acting as liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•

Frank K. Ross - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committee since 2004, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, when the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•

C. Edward Ward Jr. - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g ., accountancy or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The Act requires that at least 40% of a Fund’s Directors be Independent Directors and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or certain transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Funds’ Directors are Independent Directors. The Chairmen of the Boards are interested persons of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

During each Fund’s fiscal year ended December 31, 2012, the Board of Directors met the number of times indicated in the table below:

Fund	Number of Board Meetings
RFI	6
RQI	6
RNP	6
UTF	6
FOF	7
DVM	6
INB	6
PSF	7

Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of which he or she was a member. The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2012 annual meeting of stockholders. Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. The Directors serving on each Committee are Independent Directors, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Audit Committee are Ms. Cohen and Messrs. Clark, Ross, Kroon and Grossman. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, and Ward. The members of the Governance Committee are Messrs. Clark, Norman and Ward. The members of the Dividend Committee are Ms. Cohen, and Messrs. Kroon and Clark.

The Audit Committee of each Fund met three times during the fiscal year ended December 31, 2012 and operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter is available on the Advisor’s website at www.cohenandsteers.com/assets/content/uploads/AuditCommitteeCharter.pdf. The general purposes of each Audit Committee are to oversee the Fund’s accounting and financial reporting and processes and audits of the Fund’s financial statements; the integrity of the Fund’s financial statements; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting processes and financial statement audits; and the qualifications, independence and performance of the independent registered public accounting firm(s) engaged by the Fund and the performance of the Fund’s independent audit function, if any.

The Nominating Committee of each Fund, which met once during the fiscal year ended December 31, 2012, operates pursuant to a written charter adopted by the Board. A current copy of the Nominating Committee charter is available on the Advisor’s website at www.cohenandsteers.com/assets/content/uploads/nominating_and_governing_comm_charter.pdf. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity; (vi) experience from service as a board member (including the Board of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In addition, although the Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the Nominating Committee charter and complies with the procedures set forth in Appendix A thereto.

The Contract Review Committees of the Funds each met once during the fiscal year ended December 31, 2012, and each Contract Review Committee operates pursuant to a written charter adopted by the Board. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2012 and operates pursuant to a written charter adopted by the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

The Dividend Committee of the Funds each met three times during the fiscal year ended December 31, 2012. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions and to exercise the power to declare distributions delegated to it by the Board.

Board’s Oversight Role in Management. The Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Funds’ and the Advisor and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Audit Committee Report

The Audit Committee of each Fund has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission (“SEC”).

February 20, 2013

Submitted by the Audit Committee of each Fund’s Board of Directors

Michael Clark

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross, Chairman

*            *             *

As of January 31, 2013, the Directors and officers of each Fund as a group owned the following number of shares of each Fund, which is less than 1% of the outstanding securities of such Fund.

Fund	Aggregate Shares Held
DVM	62,951
FOF	82,324
INB	18,188
PSF	6,784
RFI	73,423
RNP	280,766
RQI	182,449
UTF	90,904

To the knowledge of each Fund no person owned of record or owned beneficially more than 5% of each Fund’s common stock outstanding as of that date, except as listed below:

DVM:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	857,309	6.79%	February 7, 2013

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	2,786.818	22.08%	January 29, 2013

INB:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	2,945.073	12.79%	February 5, 2013

RFI:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	512,896	5.39%	January 29, 2013

and that Cede & Co., a nominee for participants in the Depository Trust Company, held of record:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock
DVM	12,612,032	99.92%
FOF	27,428,379	99.96%
INB	23,020,091	99.95%
RQI	109,940,510	99.86%
RNP	48,019,952	99.88%
UTF	85,926,918	99.95%
RFI	9,444,322	98.71%
PSF	12,014,387	99.99%

As of December 31, 2012, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of December 31, 2012.

A–	None

B–	$1 – $10,000

C–	$10,001 – $50,000

D–	$50,001 – $100,000

E–	Over $100,000

	FOF	DVM	PSF	RQI	RNP	RFI	UTF	INB	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers*	A	E	A	E	E	D	E	D	E
Martin Cohen*	E	E	A	E	E	E	E	A	E
Michael Clark	C	C	C	C	C	C	C	C	E
Bonnie Cohen	A	C	D	D	A	C	A	C	C
George Grossman	A	B	A	B	B	A	A	A	B
Richard E. Kroon	A	A	A	C	E	B	C	D	E
Richard J. Norman	D	C	A	E	C	D	D	A	E
Frank K. Ross	A	B	A	C	C	C	A	A	D
C. Edward Ward, Jr.	B	B	B	B	B	B	B	B	B

*	Interested Directors.

Compensation of Directors and Officers. The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $95,000, paid quarterly and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Directors also are reimbursed their out-of-pocket expenses in connection with attendance at Board meetings. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review Committee and Governance Committee Chairmen are paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Dividend Committee Chairman is paid $10,000 per year in the aggregate for her service as Chairman of the Dividend Committees of the Cohen & Steers closed-end funds only. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Boards or Board committees, as approved by the Board.

The following table sets forth the fees and out-of-pocket expenses paid by each Fund to Directors for the calendar year ended December 31, 2012.

Fund	Total fees and expenses paid for the year ended December 31, 2012
DVM	$12,517
FOF	$25,484
INB	$17,489
PSF	$20,451
RFI	$8,517
RNP	$56,336
RQI	$78,096
UTF	$110,964

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2012 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2012. Officers of the Funds, other than the Chief Compliance Officer who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Cohen & Steers Fund Complex,” the compensation paid to each Director represents the twenty funds that each Director served in the Cohen & Steers Fund Complex during 2012. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2012

	DVM	FOF	INB	PSF	RFI	RNP	RQI	UTF	Total Compensation Paid to Directors by Fund Complex
Michael Clark, Director	$1,530	$3,114	$2,137	$2,500	$1,041	$6,887	$9,548	$13,563	$135,000
Bonnie Cohen, Director	$1,882	$3,830	$2,628	$3,074	$1,280	$8,469	$11,741	$16,676	$145,000
Martin Cohen*, Director and Co-Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$1,746	$3,555	$2,440	$2,853	$1,188	$7,860	$10,897	$15,480	$155,000
Richard E. Kroon, Director and Lead Independent Director	$2,097	$4,268	$2,929	$3,425	$1,427	$9,438	$13,084	$18,586	$185,000
Richard J. Norman, Director and Governance Committee Chairman	$1,746	$3,555	$2,440	$2,853	$1,188	$7,859	$10,897	$15,480	$155,000
Frank K. Ross, Director and Audit Committee Chairman	$1,803	$3,670	$2,518	$2,945	$1,227	$8,113	$11,248	$15,979	$160,000
Robert H. Steers*, Director and Co-Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0
C. Edward Ward, Jr., Director	$1521	$3,096	$2,125	$2,485	$1,035	$6,846	$9,491	$13,483	$135,000

*	Interested Director

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require certain of the Funds’ officers, Directors, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC. Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To each Fund’s knowledge, all of its officers and Directors, the Advisor and its affiliates and certain holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2012.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of its Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended December 31, 2012, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors who are “independent” as defined in the New York Stock Exchange listing standards. On March 19, 2013, the Board of each Fund will meet to consider the appointment of PricewaterhouseCoopers LLP as the Fund’s registered public accounting firm (“auditor”) for the fiscal year ending December 31, 2013. This proxy statement will be updated if the Board of each Fund does not select PricewaterhouseCoopers LLP as the Fund’s auditor for the year ending December 31, 2013. Each Audit Committee meets at least twice a year with representatives of the Funds’ auditor to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2012	2011	2012	2011	2012	2011	2012	2011
FOF	$48,410	$47,000	$0	$0	$6,400	$6,250	$0	$0
DVM	$48,410	$47,000	$0	$0	$6,200	$6,000	$0	$0
INB	$54,080	$52,500	$0	$0	$12,700	$12,250	$0	$0
PSF	$46,350	$45,000	$0	$0	$6,400	$6,250	$0	$0
RQI	$49,440	$48,000	$0	$0	$6,200	$6,000	$0	$0
RNP	$52,740	$51,200	$0	$0	$6,400	$6,250	$0	$0
UTF	$52,740	$51,200	$0	$0	$14,700	$14,250	$0	$0
RFI	$44,910	$43,600	$0	$0	$6,200	$6,000	$0	$0

Tax fees were billed in connection with the preparation of tax returns, the calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

	2012	2011
Audit-Related Fees	$0	$0
Tax Fees	$71,600	$63,250
All Other Fees	$0	$0

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their auditor. The Audit Committees also are required to pre-approve non-audit services performed by the Funds’ auditor for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of a Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committees at their next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal auditor to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2012 and December 31, 2011 were:

Fund	December 31, 2012	December 31, 2011
FOF	$6,400	$6,250
DVM	$6,200	$6,000
INB	$12,700	$12,250
PSF	$6,400	$6,250

Fund	December 31, 2012	December 31, 2011
RQI	$6,200	$6,000
RNP	$6,400	$6,250
UTF	$14,700	$14,250
RFI	$6,200	$6,000
Service Affiliates	$15,000	$20,000

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Investment Management Agreement	Date of Administration Agreement
RQI	May 25, 2002	May 25, 2002

RNP	June 24, 2003	June 27, 2003

INB	June 12, 2007	June 12, 2007

UTF	March 25, 2004	March 25, 2004

RFI	One agreement appointing both advisor and administrator dated September 17, 1993

FOF	One agreement appointing both advisor and administrator dated October 16, 2006

DVM	One agreement appointing both advisor and administrator dated January 26, 2005

PSF	September 15, 2010	September 15, 2010

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017.

State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as co-administrator for the Funds.

OFFICERS OF THE FUNDS

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 48, joined the Advisor in 1993. He has been the Chief Operating Officer of the Advisor since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 49, joined the Advisor in 1992. He has been President and Chief Investment Officer of the Advisor since 2003, and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 50, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Treasurer and Chief Financial Officer, age 46, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer and CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Tina M. Payne, Assistant Secretary, age 38, joined the Advisor in 2007. She currently is a Senior Vice President and Associate General Counsel of the Advisor since 2010. Prior thereto, she was Vice President and Associate General Counsel of the Advisor. Prior thereto, she was Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007.

Neil Bloom, Assistant Treasurer, age 42, joined the Advisor in 2008. Prior thereto, he was Senior Tax Manager at KPMG, LLC (accounting firm) since 2004.

Lisa Phelan, Chief Compliance Officer, age 44, joined the Advisor in 2004 as a Vice President and has been a Senior Vice President since 2008. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

Yigal D. Jhirad, Vice President, age 48, joined the Advisor in 2007 as a Senior Vice President. Prior thereto, he served as Executive Director at Morgan Stanley heading the portfolio and derivatives strategies effort.

RFI, RNP RQI and DVM

Thomas N. Bohjalian, Vice President, age 47, joined the Advisor in 2002, and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

INB, PSF, RFI, RNP, RQI, and UTF

William F. Scapell, Vice President, age 46, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

DVM and INB

Richard E. Helm, Vice President, age 53, joined the Advisor in 2005 as a Senior Vice President. Prior to joining the Advisor, he was a senior portfolio manager of WM Advisors, Inc. since 2001.

FOF

Douglas Bond, Vice President, age 52, joined the Advisor in 2004 as Executive Vice President. Prior to joining the Advisor, he was a first vice president at Merrill Lynch & Co.

UTF

Robert Becker, Vice President, age 42, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2014, must be received by the relevant Funds (addressed to the Fund(s), 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 14, 2013. Under the Funds’ current by-laws, any stockholder who desires to bring a proposal for consideration at the Funds’ 2014 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 15, 2013 to November 14, 2013. All stockholder proposals must include the information required by the Funds’ by-laws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTES REQUIRED

For each Fund the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is required to constitute a quorum at the Meeting.

For each Fund the election of Messrs. Cohen, Norman and Ross will require the affirmative vote of a plurality of the votes cast at the Meeting, assuming a quorum is present.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors. Each Fund’s Board does not know of any matters to be brought before the Meeting other than the nomination and election of the Fund’s nominees as described above in this proxy statement. The appointed proxies will vote in their discretion on any business other than the nomination and election of the Fund’s nominees that properly comes before the Meeting or any postponement(s) or adjournment(s) thereof, if any.

By order of the Boards of Directors,

FRANCIS C. POLI
Secretary

March 14, 2013

New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com.

[COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.]

[COHEN & STEERS DIVIDEND MAJORS FUND, INC.]

[COHEN & STEERS GLOBAL INCOME BUILDER, INC.]

[COHEN & STEERS INFRASTRUCTURE FUND, INC.]

[COHEN & STEERS SELECT PREFERED AND INCOME FUND, INC.]

[COHEN & STEERS QUALITY INCOME REALTY FUND, INC.]

[COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.]

[COHEN & STEERS TOTAL RETURN REALTY FUND, INC.]

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Josh Troper and Kenneth Paek (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of [Cohen & Steers Fund] (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 20 th Floor, New York, New York 10017 on April 25, 2013 at 10:00 a.m., New York City time and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Vote On Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Directors Nominees:

1.1 Martin Cohen	☐	☐	☐
1.2 Richard J. Norman
1.3 Frank K. Ross

(Instructions: To withhold authority for an individual nominee, write that nominee’s name in the line provided below.)

*Exceptions:

Please ☐
Mark Here for Address
Change or
Comments

SEE REVERSE SIDE

2. To transact such other business as may properly come before the meeting.

The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature	Signature	Date

☐ FOLD AND DETACH HERE ☐